Money Market Funds	Prospectus Supplement

UBS RMA Money Market Portfolio

Supplement to the prospectus dated August 29, 2013 (the “Prospectus”)

April 16, 2014

Dear Investor:

The purpose of this supplement is to update certain information regarding UBS RMA Money Market Portfolio (the “Fund”).

On or about June 19, 2014, UBS Financial Services Inc. (“UBS Financial Services”) intends to transfer the holdings of shareholders currently invested in UBS Cashfund Inc. (“UBS Cashfund”) to the Fund through a “bulk exchange” process. UBS Cashfund is another money market fund offered as a “sweep option” to clients of UBS Financial Services. Shareholders that previously held shares of UBS Cashfund will become shareholders of the Fund on that date, unless they direct their Financial Advisor otherwise. (Concurrently with the bulk exchange, UBS Cashfund will be liquidated.)

Investors that currently use UBS Cashfund as a sweep option (and who will become shareholders of the Fund on or about June 19, 2014) generally have a Basic Investment Account with UBS Financial Services, and are “eligible participants” in the Bank Sweep Programs (as those terms are defined in the Prospectus). Certain features of the Bank Sweep Programs are not available to eligible participants that have Basic Investment Accounts. Accordingly, the section captioned “Managing your fund account” beginning on page 23 of the Prospectus is hereby revised to reflect the following:

  Eligible participants with a Basic Investment Account cannot select a tax-exempt money-market fund as a primary sweep option.

  Eligible participants with a Basic Investment Account cannot purchase additional shares of the Fund and/or UBS RMA U.S. Government Portfolio from their available balances.

  Eligible participants with a Basic Investment Account can purchase shares of the Fund by check or electronic funds transfer credit (subject to the limitations described in the Prospectus); however, they cannot purchase shares of any other fund offered in the Prospectus by check or electronic funds transfer credit.

  Eligible participants with a Basic Investment Account cannot sell Fund shares using a check-writing service.

The other aspects of the Bank Sweep Programs described in the section of the Prospectus captioned “Managing your fund account” (other than those noted above) will be applicable to eligible participants with Basic Investment Accounts.

ZS-670

Eligible participants in the Bank Sweep Programs with Basic Investment Accounts are subject to a maximum $75 annual service fee. This fee is different from the fees that are applicable to each of the UBS Financial Services RMA and Business Services Account BSA Programs that are listed on page 3 of the Prospectus in the section captioned “Fund Summary” and sub-captioned “Shareholder transaction expenses.” That section of the Prospectus is hereby revised to reflect the maximum $75 annual service fee on Basic Investment Accounts.

For more information, investors should contact their Financial Advisor at UBS Financial Services or a UBS Financial Services correspondent firm.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.